L E A S E












                                              LANDLORD:

                                              Schottenstein Stores Corporation,
                                              a Delaware corporation
                                              1798 Frebis Avenue
                                              Columbus, Ohio 43206-0410


                                              TENANT:

                                              Salient Systems, Inc.,
                                              4312 Tuller Road
                                              Dublin, OH 43017


                                              PREMISES:

                                              4393 G-M Tuller Ridge Road
                                              Dublin, OH 43017
                                              Approximately 15,225 square feet


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                                TABLE OF CONTENTS

                                                                            Page

Section 1.        PREMISES.....................................................1

Section 2.        TERM.........................................................1

Section 3.        RENT COMMENCEMENT DATE.......................................2

Section 4.        RENEWAL OPTIONS..............................................3

Section 5.        MINIMUM RENT.................................................4

Section 6.        PERCENTAGE RENT:.............................................5

Section 7.        RIGHT TO REMODEL.............................................5

Section 8.        UTILITIES....................................................6

Section 9.        GLASS........................................................7

Section 10.       PERSONAL PROPERTY............................................7

Section 11.       RIGHT TO MORTGAGE............................................7

Section 12.       SUBLEASE OR ASSIGNMENT.......................................8

Section 13.       COMMON AREAS................................................10

Section 14.       OPERATION OF COMMON AREAS...................................10

Section 15.       COMMON AREA MAINTENANCE, TENANT'S SHARE.....................12

Section 16.       EMINENT DOMAIN..............................................14

Section 17.       TENANT'S TAXES..............................................15

Section 18.       RISK OF GOODS...............................................15

Section 19.       USE AND OCCUPANCY...........................................15

Section 20.       NUISANCES...................................................17

Section 21.       WASTE AND REFUSE REMOVAL....................................17

Section 22.       DESTRUCTION OF PREMISES.....................................17

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Section 23.       LANDLORD REPAIRS............................................20

Section 24.       TENANT'S REPAIRS............................................21

Section 25.       COVENANT OF TITLE AND PEACEFUL POSSESSION...................23

Section 26.       TENANT'S INSURANCE; INDEMNITY...............................24

Section 27.       REAL ESTATE TAXES...........................................28

Section 28.       TENANT'S INSURANCE CONTRIBUTION.............................30

Section 29.       FIXTURES....................................................31

Section 30.       SURRENDER...................................................31

Section 31.       HOLDING OVER................................................32

Section 32.       NOTICE......................................................32

Section 33.       DEFAULT.....................................................33

Section 34.       WAIVER OF SUBROGATION.......................................38

Section 35.       LIABILITY OF LANDLORD; EXCULPATION..........................39

Section 36.       RIGHTS CUMULATIVE...........................................40

Section 37.       MITIGATION OF DAMAGES.......................................40

Section 38.       SIGNS.......................................................40

Section 39.       ENTIRE AGREEMENT............................................41

Section 40.       LANDLORD'S LIEN.............................................41

Section 41.       BINDING UPON SUCCESSORS.....................................41

Section 42.       HAZARDOUS SUBSTANCES........................................41

Section 43.       TRANSFER OF INTEREST........................................42

Section 44.       ACCESS TO PREMISES..........................................43

Section 45.       HEADINGS....................................................43

Section 46.       NON-WAIVER..................................................43

Section 47.       SHORT FORM LEASE............................................43

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Section 48.       SECURITY DEPOSIT............................................44

Section 49.       ESTOPPEL CERTIFICATES.......................................44

Section 50.       TENANT IMPROVEMENT ALLOWANCE................................45

Section 51.       NO BROKER...................................................45

Section 52.       UNAVOIDABLE DELAYS:.........................................46

Section 53.       TIMELY EXECUTION OF LEASE:..................................46

Section 54.       ACCORD AND SATISFACTION.....................................46

Section 55.       WAIVER OF JURY TRIAL........................................47

Section 56.       Midterm tenant improvement allowance........................47


EXHIBIT "A"       .........SITE PLAN
EXHIBIT "B"       .........LANDLORD'S WORK
EXHIBIT "C"       .........TENANT'S WORK
EXHIBIT "D"       .........USE OF DEMISED PREMISES

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                                    L E A S E


     THIS AGREEMENT OF LEASE, made this 12th day of October, 2004, by and between Schottenstein Stores Corporation, a Delaware corporation (hereinafter referred to as "Landlord"), with offices at 1798 Frebis Avenue, Columbus, Ohio 43206-0410 and Salient Systems, Inc. (hereinafter referred to as "Tenant"), whose address for billing and notice purposes is 4393 G Tuller Road, Dublin Ohio 43017.

                              W I T N E S S E T H:

Section 1.        PREMISES

     (a) Landlord, in consideration of the rents to be paid and covenants and agreements to be performed by Tenant, does hereby lease unto Tenant the premises (hereinafter referred to as the "premises" or "demised premises") in Tuller Ridge (hereinafter referred to as the "Office Warehouse Park"), in the City of Dublin, County of Franklin, and State of Ohio. The location, size, and area of the demised premises and of the Office Warehouse Park shall be substantially as shown on Exhibit "A" attached hereto and made a part hereof. [Exhibit A is not completed]

     (b) The demised premises shall have a ground floor area of approximately 15,225 square feet.

     (c)  The demised premises has an address of 4393 G Tuller Ridge Road.

Section 2.        TERM

     The term of this Lease shall be for a period of ten (10) years, beginning on the rent commencement date (as hereinafter defined), except that if the rent commencement date shall be a day other than the first day of a month, then the period of time between the rent commencement date and the first day of the next calendar month shall be added to the term of the Lease.

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Section 3.        RENT COMMENCEMENT DATE

     (a) As herein used, the phrase "rent commencement date" shall mean One Hundred and Eighty (180) days after Landlord has delivered to Tenant possession of the demised premises as same are to be substantially completed by Landlord and ready for occupancy, as in (b) below.

     (b) Possession of the demised premises shall not be deemed to have been given to Tenant until Landlord has substantially completed Landlord's Work as set forth on Exhibit "B", attached hereto and made a part hereof. [Exhibit B is not sufficiently detailed and cost estimates are needed] All Landlord's Work shall be performed by Landlord in a good and workmanlike manner (employing materials of good quality) and in compliance with all governmental requirements.

     (c) Prior to the date on which possession is delivered to Tenant as aforesaid, Tenant shall have the right to enter the demised premises at its own risk rent-free for the purpose of preparing for its occupancy, installing fixtures and equipment, and receiving merchandise and other property, provided that (i) such Tenant entry and/or activity does not unreasonably interfere with Landlord's construction activities and (ii) Tenant shall indemnify, defend and hold the Landlord harmless from and all loss, damage, claims, costs, demands or expenses (including reasonable attorney's fees) resulting from such Tenant entry and/or activity by the Tenant or its agents. All work other than that to be performed by Landlord is to be done by Tenant within one hundred eighty (180) days after the date possession of the demised premises has been delivered to Tenant, at Tenant's expense in accordance with the provisions of this Lease and as set

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          forth  in the  schedule  entitled  Description  of  Tenant's  Work and attached hereto as Exhibit "C" and made a part hereof. [Exhibit C needs more detail] All Tenant's Work shall be performed lien free by Tenant, in a good and workmanlike manner (employing materials of good quality) and in compliance with all governmental requirements. In the event a mechanic's lien is filed against the demised premises or the Office Warehouse Park, as a result of Tenant's work, Tenant shall discharge or bond off same within thirty (30) days from the filing thereof. If Tenant fails to discharge said lien, Landlord may bond off or pay same without inquiring into the validity or merits of such lien, and all sums so advanced shall be paid on demand by Tenant as additional rent.

     (d) From the commencement date until the rent commencement date of the lease term, Tenant shall observe and perform all of its obligations under this Lease (except Tenant's obligation to operate and pay minimum rent, percentage rent, and "Tenant's Proportionate Share" (defined in Section 15(c) below) of "Maintenance Costs" (defined and provided for in Section 15 hereof), "real estate taxes" (defined and provided for in Section 27 hereof), and insurance (provided for in
          Section 28 hereof).

Section 4. RENEWAL OPTIONS

     Provided Tenant has fully complied with all of the terms, provisions, and conditions on its part to be performed under this Lease and is not in default under this Lease, Tenant may, by giving written notice to the Landlord at least six (6) months on or before the expiration of the initial term of this Lease, extend such term for a period of five (5) year(s) upon the same covenants and agreements as are herein set forth, except that the minimum rent during the first renewal term shall be decreased to Eight Thousand Seven Hundred and Twenty Nine and 00/100 Dollars ($8,729.00) each month.

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Section 5.        MINIMUM RENT

     (a) Tenant agrees to pay to Landlord, as minimum rent for the demised premises, equal consecutive monthly installments of Ten Thousand Two Hundred Thirty-One and 44/100 Dollars ($10,231.44), commencing on the rent commencement date, and continuing on the first day of each calendar month during years one (1) through five (5) of the initial term of this Lease, and monthly installments of Eleven Thousand Four Hundred Eighty Two and 19/100 Dollars ($11,482.19) each calendar month during years six (6) through ten (10) of the initial term of this Lease. All such rental shall be payable to Landlord in advance, without prior written notice or demand and without any right of deduction, abatement, counterclaim or offset whatsoever. As used in this Lease, the terms "minimum rent" and "minimum rental" mean the minimum rental set forth in this Section 5(a) as adjusted pursuant to
          Section 4 hereof. As used in this Lease, the terms "rent" and "rental" mean minimum rental, percentage rental, additional rental and all other sums due and owing from Tenant to Landlord under this Lease.

     (b) If the Lease term shall commence on a day other than the first day of a calendar month or shall end on a day other than the last day of a calendar month, the minimum rental for such first or last fractional month shall be such proportion of the monthly minimum rental as the number of days in such fractional month bears to the total number of days in such calendar month.

     (c) Until further notice to Tenant, all rental payable under this Lease shall be payable to Landlord and mailed to Landlord at Department L-2632, Columbus, OH 43260-2632.

     (d) In the event any sums required hereunder to be paid are not received when due, or within ten (10) days thereafter, then all such amounts shall be subject to a two percent (2%) late fee. Any amounts not paid

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          within  thirty  (30)  days of the due date  thereof  shall  also  bear interest from the due date thereof until paid at the "Prime Rate," as defined in the Money Rates section of The Wall Street Journal plus four (4%), as it is in effect from time to time. All such amounts shall be due and payable without notice or demand. Tenant shall pay the foregoing late fees and interest thereon in addition to all default remedies of Landlord pursuant to Section 33 below.

Section 6.        PERCENTAGE RENT:

                  DELETED BY INTENT.

Section 7.        RIGHT TO REMODEL

     (a) Tenant may, with Landlord's prior written approval, which may not unreasonably be withheld, and at Tenant's expense, make repairs and alterations to the interior non-structural portions of the demised premises and remodel the interior of the demised premises, excepting structural and exterior changes, in such manner and to such extent as may from time to time be deemed necessary by Tenant for adapting the demised premises to the requirements and uses of Tenant and for the installation of its fixtures, appliances and equipment. All plans for such remodeling shall be submitted to Landlord for endorsement of its approval prior to commencement of work. Upon Landlord's request, Tenant shall be obligated, if it remodels and/or alters the demised premises, to restore the demised premises in compliance with the terms of this Lease upon vacating the same. Tenant will indemnify and save harmless the Landlord from and against all mechanics liens or claims by reason of repairs, alterations or improvements which may be made by Tenant to the demised premises. Any structural or exterior alteration may only be made by Tenant with the prior written approval of Landlord, which approval may be granted or withheld in Landlord's sole discretion. Inasmuch as any such alterations, additions or other work

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          in or to the  demised  premises  may  constitute  or  create a hazard, inconvenience or annoyance to the public and other tenants in the Office Warehouse Park, Tenant shall, if so directed in writing by Landlord, erect barricades, temporarily close the demised premises, or affected portion thereof, to the public or take whatever measures are necessary to protect the building containing the demised premises, the public and the other tenants of the Office Warehouse Park for the duration of such alterations, additions or other work. If Landlord determines, in its sole judgment, and after prior written notification to Tenant, that Tenant has failed to take any of such necessary protective measures, Landlord may do so and Tenant shall reimburse Landlord for the cost thereof within thirty (30) days after Landlord bills Tenant therefor.

     (b) All such work, including Tenant's Work pursuant to Exhibit "C", shall be performed lien free by Tenant. In the event a mechanic's lien is filed against the premises or the Office Warehouse Park, Tenant shall discharge or bond off same within thirty (30 business days from the filing thereof. If Tenant fails to discharge said lien, Landlord may bond off or pay same without inquiring into the validity or merits of such lien, and all sums so advanced shall be paid on demand by Tenant as additional rent.

Section 8.        UTILITIES

     (a) The Tenant agrees to be responsible and pay for all public utility services rendered or furnished to the demised premises during the term hereof, including, but not limited to, heat, water, gas, electric, steam, telephone, telecommunication services, sewer services and other utility systems and services serving the demised premises, together with all taxes, levies or other charges on such utility services when the same become due and payable. Should any utility service not be separately then Tenant shall be responsible for its pro-rata share

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          thereof as determined  from time to time and billed by Landlord  which bill will be accompanied by reasonable supporting documentation. Landlord shall not be liable for the quality or quantity of or
          interference   involving  such   utilities   unless  due  directly  to
          Landlord's negligence.

     (b) Landlord shall not be liable for the quality or quantity of or interference, interruption, curtailment or suspension involving such utilities and systems unless due directly to Landlord's negligence.

     (c) During the term hereof, whether the demised premises are occupied or unoccupied, Tenant agrees to maintain heat sufficient to heat the demised premises so as to avert any damage to the demised premises on account of cold weather.

Section 9.        GLASS

     The Landlord shall maintain the glass part of the demised premises, promptly replacing any breakage and fully saving the Tenant harmless from any loss, cost or damage resulting from such breakage or the replacement thereof unless caused by Tenant.

Section 10.       PERSONAL PROPERTY

     The Tenant further agrees that all personal property of every kind or description that may at any time be in or on the demised premises shall be at the Tenant's sole risk, or at the risk of those claiming under the Tenant, and that the Landlord shall not be liable for any damage to said property or loss suffered by the business or occupation of the Tenant in any manner whatsoever unless caused by Landlord.

Section 11.       RIGHT TO MORTGAGE

     (a) Landlord reserves the right to subject and subordinate this Lease at all times to the lien of any deed of trust, mortgage or mortgages now or hereafter placed upon Landlord's interest in the demised premises; provided, however, that no default by Landlord, under any deed of trust, mortgage or mortgages, shall affect Tenant's rights under this

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          Lease,  so long as Tenant  performs  the  obligations  imposed upon it hereunder and is not in default hereunder, and Tenant attorns to the holder of such deed of trust or mortgage, its assignee or the purchaser at any foreclosure sale. Tenant shall execute any instrument presented to Tenant for the purpose of effecting such subordination. If Tenant, within ten (10) days after submission of such instrument, fails to execute same, Landlord is hereby authorized to execute same as attorney-in-fact for Tenant. It is a condition, however, to the subordination and lien provisions herein provided, that Landlord shall procure from any such mortgagee an agreement in writing, which shall be delivered to Tenant or contained in the aforesaid subordination agreement, providing in substance that so long as Tenant shall faithfully discharge the obligations on its part to be kept and performed under the terms of this Lease and is not in default under the terms hereof, its tenancy will not be disturbed nor this Lease affected by any default under such mortgage.

     (b) Wherever notice is required to be given to Landlord pursuant to the terms of this Lease, Tenant will likewise give such notice to any mortgagee of Landlord's interest in the demised premises upon notice of such mortgagee's name and address from Landlord. Furthermore, such mortgagee shall have the same rights to cure any default on the part of Landlord that Landlord would have had.

Section 12.       SUBLEASE OR ASSIGNMENT

     (a) General Restriction. The Tenant further covenants and agrees not to enter into license, purchase or concession agreements or to assign or sublet the demised premises or any part of same, or in any other manner transfer, mortgage or pledge the Lease, its leasehold or the demised premises except as set forth in this Section 12.

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     (b)  With Landlord's  Consent.  Notwithstanding  Section 12(a),  Tenant may
          enter into license, purchase or concession agreements or assign or sublet the demised premises or any part of same, or in any other manner transfer, mortgage or pledge the Lease, its leasehold or the demised premises, with the prior written consent of Landlord; provided that Landlord's consent shall not be unreasonably withheld, qualified, or delayed.

     (c) Sublease. Notwithstanding Section 12(a), Tenant may enter into a sublease of the demised premises with a subtenant or subtenants so long as; (i) the proposed subtenant's business is permitted according to the terms of this Lease and (ii) the Tenant remains fully and primarily liable hereunder. Tenant shall provide Landlord in writing: the name and address of the subtenant and the nature of the subtenant's business that will be operated in the Premises.

     (d) Assignment. Landlord's consent shall be required for an assignment of the demised premises by Tenant not to be unreasonably withheld, conditioned or delayed. All requests for assignment shall address the following issues: (i) the assignee's business is permitted according to the terms of this Lease and (ii) the assignee has a net worth no less than Tenant's net worth at the time of the execution of this Lease. Tenant must provide Landlord in writing: the name and address of the proposed assignee; the nature of the proposed assignee's business that will be operated in the Premises; the terms of the proposed assignment; and sufficient financial information so that Landlord can evaluate the proposed assignee. Landlord shall, within 15 days after receiving the above information, give notice to Tenant if Landlord withholds consent to the proposed assign. If Landlord withholds consent, it must explain the reasons for such withholding. Upon the completion of such assignment, Tenant shall have no liability for any obligations under the Lease arising after the assignment, so

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          long as the assignee  has a net worth no less than  Tenant's net worth at the time of the execution of this Lease.

     Successors. Notwithstanding Section 12(a), Tenant may assign all or part of this Lease, or sublease all or a part of the Premises so long as the assignee has a tangible net worth equal to or in excess of that of Tenant as of the date hereof without the Landlord's consent to: (i) any corporation or entity which controls, is controlled by or is under common control with Tenant; or (ii) any corporation or entity in which or with which Tenant, its corporate successors, or assigns, is merged or consolidated, so long as the Lease is assumed by the corporation surviving such merger or created by such consolidation; or (iii) any corporation or entity acquiring this Lease and a substantial portion of Tenant's assets; or (iv) any successor to a successor corporation or entity becoming such by either of the methods described in (ii) or (iii). Tenant shall provide Landlord in writing the name and address of the any successor under this Section 12(e).

Section 13.       COMMON AREAS

     Common areas means all areas and facilities in the Office Warehouse Park provided and so designated by Landlord and made available by Landlord for the common use and benefit of tenants of the Office Warehouse Park and their customers, employees and invitees. Common areas shall include (to the extent the same are constructed), but not be limited to, the parking areas, sidewalks, landscaped areas, corridors, stairways, boundary walls and fences, incinerators, truckways, service roads, and service areas not reserved for the exclusive use of Tenant or other tenants.

Section 14.       OPERATION OF COMMON AREAS

     (a) Landlord shall, throughout the term hereof, operate and maintain the common areas, including the parking areas, for the use and benefit of

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          the  tenants  of the Office  Warehouse  Park and their  customers  and invitees. Landlord shall at all times have exclusive control of the common areas and may at any time and from time to time: (i) promulgate, modify and amend reasonable rules and regulations for the use of the common areas, which rules and regulations shall be binding upon the Tenant upon delivery of a copy thereof to the Tenant; (ii) temporarily close any part of the common areas, including but not limited to closing the streets, sidewalks, road or other facilities to the extent necessary to prevent a dedication thereof or the accrual of rights of any person or of the public therein; (iii) exclude and restrain anyone from the use or occupancy of the common areas or any part thereof except bona fide customers and suppliers of the tenants of the Office Warehouse Park who use said areas in accordance with the rules and regulations established by Landlord; (iv) engage others to operate and maintain all or any part of the common areas, on such terms and conditions as Landlord shall, in its sole judgment, deem reasonable and proper; and (v) make such changes in the common areas as in its opinion are in the best interest of the Office Warehouse Park, including but not limited to changing the location of walkways, service areas, driveways, entrances, existing automobile parking spaces and other facilities, changing the direction and flow of traffic and establishing prohibited areas.

     (b) Tenant shall keep all common areas free of obstructions created or permitted by Tenant. Tenant shall permit the use of the common areas only for normal parking and ingress and egress by its customers and suppliers to and from the demised premises. If in Landlord's opinion unauthorized persons are using any of the common areas by reason of Tenant's occupancy of the demised premises, Landlord shall have the right at any time to remove any such unauthorized persons from said areas or to restrain unauthorized persons from said areas. Landlord,

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          Tenant,  and others  constructing  improvements  or making  repairs or alterations in the Office Warehouse Park shall have the right to make reasonable use of portions of the common areas.

Section 15.       COMMON AREA MAINTENANCE, TENANT'S SHARE

     (a)  Tenant  shall   initially  pay  to  Landlord  as  additional   rental,
          simultaneously  with the  payment of minimum  rental  called for under
          Section 5(a), Sixty Two Cents ($0.62) per square foot, payable in equal monthly installments of Seven Hundred Eighty Six and 63/100 Dollars ($786.63) as the estimated monthly amount of Tenant's Proportionate Share of the "Maintenance Costs" (as defined in Section 15(b) below) for the operation and maintenance of the common areas.

     (b) The Maintenance Costs for the common areas shall be computed on an accrual basis, under generally accepted accounting principles, and shall include all costs of operating, maintaining, repairing and replacing the common areas, including by way of example but not limitation: (i) cost of labor (including worker's compensation insurance, employee benefits and payroll taxes); (ii) materials, and supplies used or consumed in the maintenance or operation of the common area; (iii) the cost of operating and repairing of the lighting; (iv) cleaning, painting, removing of rubbish or debris, snow and ice, private security services, and inspecting the common areas;
          (v) the cost of repairing and/or maintaining, but not improving, paving, curbs, walkways, markings, directional or other signs; landscaping, and drainage and lighting facilities; (vi) rental paid for maintenance of machinery and equipment; (vii) cost of commercial general liability insurance and property insurance for property in the common areas which are not part of the building and/or demised premises; and (viii) a reasonable allowance to Landlord for Landlord's supervision, which allowance shall not in an accounting year exceed ten percent (10%) of the total of all Maintenance Costs for such accounting year (all of the foregoing are collectively referred to herein as "Maintenance Costs").

     (c) Landlord shall maintain accurate and detailed records of all Maintenance Costs for the common areas in accordance with generally accepted accounting principles. For purposes of this Lease, "Tenant's Proportionate Share" shall be the product of the applicable cost or expense multiplied by a fraction, the numerator of which shall be the gross leasable area (expressed in square feet) of the demised premises and the denominator of which shall be the gross leasable area
          (expressed in square feet) of all leasable space in the Office Warehouse Park.

     (d) The actual amount of Tenant's Proportionate Share of all Maintenance Costs shall be computed by Landlord within one hundred twenty (120) days after the end of each accounting year (which Landlord may change from time to time). At this time Landlord shall furnish to Tenant a statement showing in reasonable detail the actual Maintenance Costs incurred during such accounting year and Tenant's Proportionate Share thereof (prorated for any partial lease year, with appropriate adjustments to reflect any change in the floor area of the premises or the gross leasable area of a building occurring during such accounting year). Any excess payments from Tenant shall be applied to the next installments of Maintenance Costs hereunder, or refunded by Landlord. Any underpayments by Tenant shall be paid to Landlord within thirty
          (30) days after receipt of such reconciliation statement. Tenant's estimated monthly Maintenance Costs hereunder may be adjusted at any time and from time to time during the term hereof by written notice from Landlord to Tenant.

Section 16.       EMINENT DOMAIN

     (a) In the event the entire premises or any part thereof shall be taken or condemned either permanently or temporarily for any public or quasi-public use or purpose by any competent authority in appropriation proceedings or by any right of eminent domain, the compensation or award therefore, including leasehold, reversion and fee, shall belong to the Landlord and Tenant. Tenant shall be entitled to an equitable portion of any such compensation or award based on the unamortized portion of tenant's leasehold improvements.

     (b) In the event that only a portion of the demised premises, not exceeding twenty percent (20%) of same, shall be so taken or condemned, and the portion of the demised premises not taken can be repaired within ninety (90) days from the date of which possession is taken for the public use so as to be commercially fit for the operation of Tenant's business, the Landlord at its own expense shall so repair the portion of the demised premises not taken and there shall be an equitable abatement of rent for the remainder of the term and/or extended terms. If the portion of the demised premises not taken cannot be repaired within ninety (90) days from the date of which possession is taken so as to be commercially fit for the operation of Tenant's business, then this Lease shall terminate and become null and void from the time possession of the portion taken is required for public use, and from that date on the parties hereto shall be released from all further obligations hereunder except as herein stated. Except as set forth in Section 16(c) hereof, no other taking, appropriation or condemnation shall cause this Lease to be terminated. Any such appropriation or condemnation proceedings shall not operate as or be deemed an eviction of Tenant or a breach of Landlord's covenant of quiet enjoyment.

     (c) In the event that more than twenty percent (20%) of the demised premises shall at any time be taken by public or quasi-public use or condemned under eminent domain or if parking or access is taken, which materially impairs Tenant's use and enjoyment of the demised premises, then at the option of the Landlord or Tenant, exercisable upon the giving of thirty (30) days advance written notice to the Landlord or Tenant, as the case may be, after such taking or condemnation, this Lease shall terminate and expire at the end of such thirty (30) day period, but in no event later than sixty (60) days after such taking or condemnation, and any prepaid rental shall be prorated as of the effective date of such termination.

Section 17.       TENANT'S TAXES

     Tenant further covenants and agrees to pay promptly when due all taxes assessed against Tenant's fixtures, furnishings, equipment and stock-in trade placed in or on the demised premises during the term of this Lease.

Section 18.        RISK OF GOODS

     All personal property, goods, machinery, and merchandise in said demised premises shall be at Tenant's risk if damaged by water, fire, explosion, wind or accident of any kind, and Landlord shall have no responsibility therefor or liability for any of the foregoing and Tenant hereby releases Landlord from such liability unless such damage is caused by Landlord.

Section 19.        USE AND OCCUPANCY

     (a) The demised premises during the term of this Lease shall be occupied for the operating and conducting therein of an office, warehouse, assembly and light manufacturing, which includes prototype construction requiring occasional use of drilling, milling, limited welding, grinding, and other small fabrication equipment utilizing waterbased chemicals and other activities which are outlined in the July 14, 2004 correspondence attached and marked as Exhibit "D" and for no other purpose whatsoever without the prior written consent of Landlord, which consent may be granted or withheld in Landlord's sole discretion. Any flammable liquids will be stored in approved flammable liquids storage cabinets. Tenant shall at all times conduct its operations on the demised premises in a lawful manner and shall, at Tenant's expense, comply with all laws, rules, orders, ordinances, directions, regulations, and requirements of all governmental authorities, now in force or which may hereafter be in force, which shall impose any duty upon Landlord or Tenant with respect to the business of Tenant and the use, occupancy or alteration of the demised premises. Tenant shall comply with all requirements of the Americans with Disabilities Act, and shall be solely responsible for all alterations within the demised premises in connection therewith. Tenant covenants and agrees that the demised premises shall not be abandoned or left vacant. Tenant further covenants and agrees that the demised premises shall be continuously used and operated, occupied and open for business for the uses permitted herein each business day during the term hereof.

     (b) In the event Tenant fails to continuously operate its business from the demised premises in accordance with this Section 19, then Landlord shall have the right and option, in addition to all other remedies set forth in this Lease, to elect to terminate this Lease if such failure to operate continues for thirty (30) or more consecutive days.

     (c) In no event shall Tenant have the right to conduct tent sales in the common areas of the Office Warehouse Park without the prior written consent of Landlord in each such instance, which consent may be granted or withheld in Landlord's sole discretion.

Section 20.       NUISANCES

     Tenant shall not perform any acts or carry on any practice which may injure the demised premises or be a nuisance or menace to other tenants in the Office Warehouse Park.

Section 21.       WASTE AND REFUSE REMOVAL

     Tenant covenants that it will use, maintain and occupy said demised premises in a careful, safe, lawful and proper manner and will not commit waste therein. Landlord or its agent shall have access at all reasonable times to the demised premises for purposes of inspecting and examining the condition and maintenance of the demised premises. Tenant agrees to remove all refuse from the demised premises in a timely, clean and sanitary manner. Tenant shall provide a refuse collection container at the rear of the demised premises to accommodate Tenant's refuse and Tenant shall routinely clean up around trash containers. Tenant shall contract with a licensed and insured refuse collection contractor to timely remove refuse therefrom and the location of the container shall be approved by Landlord.

Section 22.       DESTRUCTION OF PREMISES

     (a) Landlord shall at all times during the term of this Lease carry property insurance coverage on the building containing the demised premises, including the structural components (foundations, floors, walls, windows, structural supports, roof, heating, ventilating and air conditioning unit(s), equipment and systems (hereinafter, "HVAC"), electrical systems, and plumbing) thereof. Landlord shall be under no obligation to maintain insurance on any improvements installed by or for the benefit of Tenant's use of the premises or otherwise owned by Tenant. Landlord may elect to self-insure its obligations hereunder and/or use whatever deductibles as Landlord deems appropriate, in its sole discretion. Tenant shall not be liable for any damage to the demised premises or Landlord's property in, on or about the demised premises caused by fire or other insurable hazards regardless of the nature or cause of such fire or other casualty, and regardless of whether any negligence of Tenant or Tenant's employees or agents contributed thereto. Landlord expressly releases Tenant of and from all liability for any such damage and Landlord agrees that any of its property insurance policies shall include a waiver of subrogation recognizing this release from liability

     (b) If the demised premises shall be damaged, destroyed, or rendered untenantable, in whole or in part, by or as the result or consequence of fire or other casualty (including, but not limited to, burglary, break-in, vandalism, weather, injury due to weapons of mass destruction, and/or acts of terrorism, bio-terrorism, war, or God) during the term hereof, Landlord shall repair and restore the same to a good tenantable condition with reasonable dispatch. During such period of repair, the rent herein provided for in this Lease shall abate (i) entirely in case all of the demised premises are untenantable; and (ii) proportionately if only a portion of the demised premises is untenantable and Tenant is able to economically conduct its business from the undamaged portion of the demised premises. The abatement shall be based upon a fraction, the numerator of which shall be the square footage of the damaged and unusable area of the demised premises and the denominator shall be the total square footage of the demised premises. Said abatement shall cease at such time as the demised premises shall be restored to a tenantable condition.

     (c) In the event the demised premises, because of such damage or destruction, are not repaired and restored to a tenantable condition with reasonable dispatch within one hundred twenty (120) days from the date of such damage or destruction, Tenant or Landlord may, at their option, terminate this Lease within thirty (30) days following such one hundred twenty (120) day period but prior to the repair and restoration of same by giving prior written notice to the other party and thereupon Landlord and Tenant shall be released from all future liability and obligations under this Lease.

     (d) If one-third (1/3) or more of the ground floor area of the demised premises are damaged or destroyed during the last two (2) years of the original or any extended term of this Lease, Landlord shall have the right to terminate this Lease by written notice to Tenant within sixty
          (60) days following such damage or destruction, unless Tenant shall, within thirty (30) days following receipt of such notice, offer to extend the term of this Lease for an additional period of five (5) years from the date such damage or destruction is repaired and restored. If Tenant makes said offer to extend, Landlord and Tenant shall determine the terms and conditions of said extension within thirty (30) days thereafter or Tenant's offer shall not be deemed to prevent Landlord from canceling this Lease. If such terms and conditions have been mutually agreed to by the parties, then Landlord shall accept Tenant's offer and shall repair and restore the demised premises with reasonable dispatch thereafter and such repair and restoration shall be subject to the provisions of Section 22(c).

     (e) If Landlord is required or elects to repair and restore the demised premises as herein provided, Tenant shall repair or replace its stock in trade, trade fixtures, furniture, furnishings and equipment and other improvements including floor coverings, and if Tenant has closed, Tenant shall promptly reopen for business. Anything contained in this Section 22 to the contrary notwithstanding, Landlord's restoration and repair obligations under Section 22 shall in no event include restoration or repair of Tenant's Work or improvements.

Section 23. LANDLORD REPAIRS

     (a) Landlord shall keep in good order, condition, and repair the following: (i) structural portions of the demised premises; (ii) downspouts; (iii) gutters; (iv) the roof of the building of which the demised premises forms a part; and (v) the plumbing and sewage system serving the demised premises but located outside of the demised premises, except (as to all items) for damage caused by any negligent act or omission of Tenant or its customers, employees, agents, invitees, licensees or contractors, which shall be repaired or replaced as necessary, at the sole cost and expense of Tenant. "Structural portions" shall mean only the following: (i) foundations;
          (ii) exterior walls except for interior faces);  (iii) concrete slabs;
          (iv) the beams and columns bearing the main load of the roof; and (v) the floors (but not floor coverings).

     (b) Notwithstanding the provisions of Section 23(a) above, Landlord shall not be obligated to repair the following, unless the damage is caused by Landlord: (i) the exterior or interior of any doors, windows, plate glass, or showcases surrounding the demised premises; (ii) HVAC unit(s), equipment and systems (including all components thereof) in the demised premises; (iii) damage to Tenant's improvements or personal property caused by any casualty, burglary, break-in, vandalism, weather weapons of mass destruction and/or acts of terrorism, bio-terrorism, war, or God; and (iv) damages caused to structure or building as a result of burglary or break-in; provided, however, that nothing contained in this Section 23 shall, in any way, limit Tenant's obligation under Section 24 of this Lease. Landlord shall, in any event, have ten (10) days after notice from Tenant stating the need for repairs to complete same, or commence and proceed with due diligence to complete same. Tenant expressly hereby waives the provisions of any law permitting repairs by a tenant at Landlord's expense.

     (c) The provisions of this Section 23 shall not apply in the case of damage or destruction by fire or other casualty or a taking under the power of eminent domain in which events the obligations of Landlord shall be controlled by Section 22 and Section 16 respectively. Section
          24. TENANT'S REPAIRS

     (a) Landlord shall have the obligation to insure that as of the date on which possession is delivered to Tenant, the following are and shall be in good condition and working order: (i) all HVAC unit(s), equipment and systems (including all components thereof) serving the demised premises; (ii) interior plumbing and sewage facilities; (iii) all interior electric; (iv) all signage; (v) all interior walls; (vi) ceilings; (vii) floor coverings; (viii) all doors, exterior entrances, windows and window moldings; (ix) plate glass; (x) the store front; and (xi) sprinkler systems including supervisory alarm service (in accordance with National Fire Protection Association standards and current local and state fire protection standards).

     (b) Tenant shall keep and maintain, at Tenant's expense, all and every other part of the demised premises in good order, condition and repair, including, by way of example but not limitation: (i) all leasehold improvements; (ii) all HVAC unit(s), equipment and systems (including all components thereof) serving the demised premises; (iii) interior plumbing and sewage facilities; (iv) all interior electric;
          (v) all  signage;  (vi) all  interior  walls;  (vii) floor  coverings;
          (viii) ceilings; (ix) appliances and equipment; (x) all doors, exterior entrances, windows and window moldings; (xi) plate glass;
          (xii) signs and showcases surrounding and within the demised premises;
          (xiii) sprinkler systems as required by Section 24(b) below in the event that Tenant damaged the sprinkler system or it has discharged because of an act of Tenant. The Tenant shall be entitled to all the benefits of the manufacturer warranties covering all parts of the
          demised   premises   for   which  it  has   repair   and   maintenance
          responsibility.

     (c) Sprinkler systems, if any, located in Tenant's area shall be maintained by Landlord in accordance with National Fire Protection Association standards to ensure proper operation. Sprinkler control valves (interior and exterior) located in Tenant's area shall be monitored by supervisory alarm service. In the event local or state codes do not require alarm systems, Landlord shall provide alarm service on all sprinkler systems to detect water flow and tampering with exterior and interior main control valves of the sprinkler system servicing Tenant's premises. It shall be Tenant's responsibility to contact the Commercial Property Manager at 1798 Frebis Avenue, Columbus, Ohio 43206-0410, (614) 445-8461, in the event the sprinkler system in the demised premises is ever shut off for any reason, and advise same of any damage occasioned or caused by the actions of Tenant, its agents, invitees, or employees. Tenant shall replace all sprinkler heads due to its damage, painting or environmental exposure from Tenant's operations. All other cost of maintaining the sprinkler system in Tenant's area shall be paid by Landlord. If Landlord deems any repair which Tenant is required to make hereunder to be reasonably necessary, Landlord may demand that Tenant make such repair. If Tenant refuses or neglects to make such repair and to complete the same with reasonable dispatch, Landlord may make such repair and Tenant shall, on reasonable demand, immediately pay to Landlord the cost of said repair, together with annual interest at the Interest Rate. Landlord shall not be liable to Tenant for any loss or damage that may accrue to Tenant's stock or business by reason of such work or its results.


     (d) Neither Tenant nor any of its contractors are permitted access to or permitted to perform alterations of any kind to the roof of the building containing the demised premises.

     (e) Tenant shall: pay promptly when due the entire cost of work in the demised premises undertaken by Tenant under this Lease (including, but not limited to, Tenant's Work and/or alterations permitted under
          Section 7 of this Lease) so that the demised premises and the Office Warehouse Park shall at all times be free of liens for labor and materials arising from such work; procure all necessary permits before undertaking any such work; do all of such work in a good and workmanlike manner, employing materials of good quality; perform such work only with contractors previously reasonably approved of in writing by Landlord; comply with all governmental requirements; and, save Landlord and its agents, officers, employees, contractors and invitees harmless and indemnified from all liability, injury, loss, cost, damage and/or expense (including reasonable attorneys' fees and expenses) in respect of any injury to, or death of, any person, and/or damage to, or loss or destruction of, any property occasioned by or growing out of any such work.

 Section  25.  COVENANT  OF TITLE  AND PEACEFUL POSSESSION

     Subject to the provisions of Section 11 hereof, Landlord shall, on or before the date on which Tenant is permitted to install its merchandise and fixtures in the demised premises, have good and marketable title to the demised premises in fee simple and the right to make this Lease for the term aforesaid. At such time, Landlord shall put Tenant into complete and exclusive possession of the demised premises, and if Tenant shall pay the rental and perform all the covenants and provisions of this Lease to be performed by the Tenant, Tenant shall, during the term hereby demised, freely, peaceably, and quietly enjoy and occupy the full possession of the demised premises and the common facilities of the Office Warehouse Park, subject, however, to the terms and conditions of this Lease.

Section 26.       TENANT'S INSURANCE; INDEMNITY

     (a) Property Insurance. Tenant agrees to procure and maintain during the demised term a property insurance policy written on the Causes Of Loss-Special Form (also referred to as the special extended coverage form), or the most broad property insurance form then available, insuring against loss of, or damage to, Tenant's property (Whether or not owned by Tenant), in, on or about the demised premises. Such property insurance shall include coverage (whether by additional policies, endorsements or otherwise): (i) against earthquake and flood (including, but not limited to, mud-slide, flood hazard or fault area(s), as designated on any map prepared or issued for such purpose by any governmental authority); (ii) for plate glass; (iii) in an amount equal to one hundred percent (100%) of the full insurable replacement cost, without deduction for depreciation; (iv) with an agreed valuation provision in lieu of, or in an amount sufficient to satisfy, any co-insurance clause; (v) against inflation (also known as inflation guard); and (vi) as Landlord may from time to time reasonably require Tenant to procure and maintain. If for any reason the Causes Of Loss-Special Form is not customarily used in the insurance industry, then the property insurance policy then in effect shall at least provide coverage for the following perils: fire, lightning, windstorm and hail, explosion, smoke, aircraft and vehicles, riot and civil commotion, vandalism and malicious mischief, sprinkler leakage, sinkhole and collapse, volcanic action, earthquake or earth movement, and flood, and increased costs of construction and demolition due to law, ordinance and inflation. Landlord shall not be liable for any damage to Tenant's property in, on or about the demised premises caused by fire or other insurable hazards regardless of the nature or cause of such fire or other casualty, except for that caused by the gross negligence, intentional acts or willful misconduct of the Landlord or its employees or agents. Tenant expressly releases Landlord of and from all liability for any such damage and Tenant agrees that its property insurance policies required hereunder shall include a waiver of subrogation recognizing this release from liability.

     (b) Commercial General Liability Insurance. Tenant agrees to procure and maintain during the demised term a commercial general liability insurance policy (on the broadest form then available), written on an occurrence basis by a responsible insurance company or companies, with policy limits of not less than $1,000,000.00 per occurrence and $2,000,000.00 minimum annual aggregate, and $50,000.00 limit for fire and legal liability, insuring against liability for losses, claims, demands or actions for bodily injury (including death) and property damage arising from Tenant's conduct and operation of its business in, and Tenant's use, maintenance and occupancy of, the demised premises and any areas adjacent thereto, or the acts or omissions of Tenant's employees and agents. Such commercial general liability policy may be written on a blanket basis to include the demised premises in conjunction with other premises owned or operated by Tenant but shall be written such that the required policy limits herein specifically apply on a per location basis to the demised premises. Tenant's commercial general liability insurance policy shall further provide:
          (i) coverage for defense costs (in excess of policy limits); (ii) contractual liability coverage; (iii) cross-liability coverage; and,
          (iv) that Landlord, its shareholders, officers, directors, employees, and agents, are named as additional insureds such that (Y) Tenant's policy shall be the primary source of insurance for such additional

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

          insureds and (Z) any liability policy carried by such additional insureds shall be in excess of, and will not contribute with or to, Tenant's commercial general liability insurance required to be maintained hereunder. Tenant shall further procure and maintain other liability insurance (including pollution insurance) as Landlord may from time to time reasonably require. All liability policies required under this Lease shall be written on an occurrence basis.

     (c) Umbrella Liability Insurance. Tenant agrees to procure and maintain during the demised term an umbrella liability insurance policy, written on an occurrence basis by a responsible insurance company or companies, with policy limits of not less than $5,000,000.00 minimum annual aggregate, listing Tenant's commercial general liability and all other liability policies carried by, or for the benefit of, Tenant as underlying policies. Said umbrella liability insurance policy shall comply with the additional insured requirements set forth above in
          Section 26(b).

     (d) Worker's Compensation And Employer Liability. Tenant agrees to provide and keep in force at all times worker's compensation insurance complying with the law of the state in which the demised premises are located. Tenant agrees to defend, indemnify and hold harmless Landlord from all actions or claims of Tenant's employees or employee's family members. Tenant agrees to provide a certificate as evidence of proof of worker's compensation coverage. Tenant shall use good faith efforts to ensure that all contractors, sub-contractors, vendors, leased employees, and temporary employees are properly insured for workers' compensation. If Tenant hires contractors to do any improvements on the demised premises, each contractor must provide proof of worker's compensation coverage on its employees and agents to Landlord. Tenant further agrees to provide and keep in force at all times an employer liability insurance policy covering all of Tenant's employees at the demised premises.

     (e) Contingent Liability and Builder's Risk Insurance. With respect to any alterations or improvements by Tenant, Tenant shall maintain contingent liability and builder's risk coverage naming Landlord as an additional insured, in compliance with the additional insured requirements set forth above in Section 26(b).

     (f) Indemnity. Tenant shall indemnify Landlord, Landlord's agents, employees, officers or directors, against all damages, claims and liabilities arising from any alleged products liability or from any accident or injury whatsoever caused to any person, firm or corporation during the demised term in the demised premises, unless such claim arises from a breach or default in the performance by Landlord of any covenant or agreement on its part to be performed under this Lease or the negligence of Landlord. The indemnification herein provided shall include all costs, counsel fees, expenses and liabilities incurred in connection with any such claim or any action or proceeding brought thereon.

     (g) Certificates Of Insurance. At the time this Lease is executed and thereafter during the term hereof within (i) fifteen (15) days after request therefor by Landlord, (ii) fifteen (15) days after each policy renewal, and (iii) thirty (30) days prior to the expiration of such insurance policies, Tenant shall furnish to Landlord certificates and evidence of insurance evidencing the continuous existence during the term of this Lease of all insurance required to be carried by Tenant hereunder. All such certificates and evidence of insurance shall: (iv) evidence, in the form of an "Evidence of Property Insurance", the continuous existence during the term hereof of the property insurance required hereunder; (v) evidence the continuous existence during the term hereof of all other insurance required hereunder; (vi) include attachment of an additional insured endorsement; (vii) name any and all non-standard exclusions or limitations; and (viii) contain a provision that the insurance carrier shall not cancel or modify the insurance coverage without giving at least ten (10) days prior written notice thereof to Landlord (and any other additional insureds, if applicable) at its last known address as provided for herein. Current certificates and evidence of insurance shall be delivered to Landlord as required hereunder in time sufficient to assure that Landlord shall always possess certificates and evidence of insurance evidencing current insurance coverage. All insurance carriers shall be licensed to do business in the state in which the demised premises is located and shall have a Best's Key Rating Guide rating of at least A- VIII.

Section 27. REAL ESTATE TAXES

     (a) Tenant shall pay Tenant's Proportionate Share (as defined in Section 15(c) above) of any "real estate taxes" (defined in Section 27(b) below) imposed upon the Office Warehouse Park that become due and payable during each lease year included within the period commencing with the rent commencement date and ending with the expiration of the term of this Lease. Tenant shall initially pay to Landlord as additional rental, simultaneously with the payment of minimum rental called for under Section 5(a), One and 48/100 $(1.48) per square foot, payable in equal monthly installments of One Thousand Eight Hundred Seventy Seven and 75/100 Dollars ($1,877.75) as the estimated amount of Tenant's Proportionate Share of real estate taxes. Within one hundred twenty (120) days after the end of each accounting year (which Landlord may change from time to time), Landlord shall provide Tenant with an annual reconciliation of real estate taxes and a statement of the actual amount of Tenant's Proportionate Share thereof. Any excess payments from Tenant shall be applied to the next installments of real estate taxes hereunder, or refunded by Landlord. Any underpayments by Tenant shall be paid to Landlord within thirty (30) days after receipt of such reconciliation statement. Tenant's estimated monthly installment of real estate taxes payable hereunder may be adjusted at any time and from time to time by written notice from Landlord to Tenant.

     (b) For the purpose of this Lease, the term "real estate taxes" shall include any special and general assessments, water and sewer rents and other governmental impositions imposed upon or against the Office Warehouse Park of every kind and nature whatsoever, extraordinary as well as ordinary, foreseen and unforeseen and each and every installment thereof, which shall or may during the lease term be levied, assessed or imposed upon or against such Office Warehouse Park and of all expenses, including reasonable attorneys' fees, administrative hearing and court costs incurred in contesting or negotiating the amount, assessment or rate of any such real estate taxes, minus any refund received by Landlord.

     (c) Notwithstanding any provision of this Lease to the contrary, Tenant shall not be obligated to pay for any assessment for special improvements heretofore installed or in the process of installation in connection with the initial development of the Office Warehouse Park, and Landlord hereby agrees to pay for the same.

     (d) The real estate taxes for any lease year shall be the real estate taxes that become due and payable during such lease year. If any lease year shall be greater than or less than twelve (12) months, or if the tax year shall be changed, an appropriate adjustment shall be made. If there shall be more than one taxing authority, the real estate taxes for any period shall be the sum of the real estate taxes for said period attributable to each taxing authority. If, upon the assessment day for real estate taxes for any tax year fully or partly included within the term of this Lease, a portion of such assessment shall be attributable to buildings in the process of construction, a fair and reasonable adjustment shall be made to carry out the intent of this
          Section 27.

     (e) Upon request, Landlord shall submit to Tenant true copies of the real estate tax bill for each tax year or portion of a tax year included within the term of this Lease and shall bill Tenant for the amount to be paid by Tenant hereunder. Said bill shall be accompanied by a computation of the amount payable by Tenant and such amount shall be paid by Tenant within thirty (30) days after receipt of said bill.

     (f) Should the State of Ohio or any political subdivision thereof or any governmental authority having jurisdiction thereof, impose a tax and/or assessment (other than an income or franchise tax) upon or against the rentals payable hereunder, in lieu of or in addition to assessments levied or assessed against the demised premises, or Office Warehouse Park, then such tax and/or assessment shall be deemed to constitute a tax on real estate for the purpose of this Section 27.

Section 28.       TENANT'S INSURANCE CONTRIBUTION

     Tenant shall pay as additional rent, Tenant's Proportionate Share (as defined in Section 15(c) above) of the premiums for the insurance maintained by Landlord on all buildings and improvements, as set forth above in Section 22, for the Office Warehouse Park, including the common areas, for each lease year during the term of this Lease. The premiums for the first and last lease years shall be prorated. Tenant shall pay Tenant's Proportionate Share of such
premiums   annually   upon  demand  for  such  payment  by  Landlord.   Tenant's
Proportionate Share thereof shall be paid by Tenant within thirty (30) days after Landlord's demand therefor. Tenant shall initially pay to Landlord as

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additional rental,  simultaneously with the payment of minimum rental called for under Section 5(a), Nine Cents $(0.09) per square foot, payable in equal monthly installments of One Hundred Fourteen and 19/100 Dollars ($114.19) as the estimated amount of Tenant's Proportionate Share of such insurance premiums. Within one hundred twenty (120) days after the end of each accounting year (which Landlord may change from time to time), Landlord shall provide Tenant with a reconciliation of the premiums for the insurance maintained by Landlord hereunder and a statement of the actual amount of Tenant's Proportionate Share thereof. Any excess payments from Tenant shall be applied to the next installments of insurance premiums payable by Tenant hereunder, or refunded by Landlord. Any underpayments by Tenant shall be paid to Landlord within thirty
(30) days after receipt of such reconciliation statement. Tenant's monthly installment of insurance premiums payable hereunder may be adjusted at any time and from time to time by written notice from Landlord to Tenant.

Section 29.       FIXTURES

     Provided that Tenant shall repair any damage caused by removal of its property and provided that the Tenant is not in default under this Lease, Tenant shall have the right to remove from the demised premises all of its signs, shelving, electrical, and other fixtures and equipment, window reflectors and backgrounds and any and all other trade fixtures which it has installed in and upon the demised premises.

Section 30.       SURRENDER

     (a) The Tenant covenants and agrees to deliver up and surrender to the Landlord the physical possession of the demised premises upon the expiration of this Lease or its termination as herein provided in as good condition and repair as the same shall be at the commencement of the initial term, loss by fire and/or ordinary wear and tear excepted, and to deliver all of the keys to Landlord or Landlord's agents.

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

     (b) At the end of the term, Tenant shall deliver all of the keys to Landlord or Landlord's agents.

Section 31. HOLDING OVER

     There shall be no privilege of renewal hereunder (except as specifically set forth in this Lease) and any holding over after the expiration by the Tenant shall be from day to day on the same terms and conditions (with the exception of rental which shall be prorated on a daily basis at twice the daily rental rate of the most recent expired term) at Landlord's option; and no acceptance of rent by or act or statement whatsoever on the part of the Landlord or his duly authorized agent in the absence of a written contract signed by Landlord shall be construed as an extension of the term or as a consent for any further occupancy.

Section 32.       NOTICE

     Whenever under this Lease provisions are made for notice of any kind to Landlord, it shall be deemed sufficient notice and sufficient service thereof if such notice to Landlord is in writing, addressed to Landlord at 1798 Frebis Avenue, Columbus, Ohio 43206-0410, or at such address as Landlord may notify Tenant in writing, and deposited in the United States mail by certified mail, return receipt requested, with postage prepaid or Federal Express, Express Mail or such other expedited mail service as normally results in overnight delivery, with a copy of same sent in like manner to President, Real Estate, 1800 Moler Road, Columbus, Ohio 43207. Notice to Tenant shall be sent in like manner to the address indicated in the first paragraph of this Lease. All notices shall be effective upon receipt, refusal of receipt, or when such notice is returned as undeliverable. Either party may change the place for service of notice by notice to the other party.

Section 33. DEFAULT

     (a) Elements of Default: The occurrence of any one or more of the following events shall constitute a default of this Lease by Tenant:

          1.   Tenant  fails to pay any monthly  installment  of rent within ten
               (10)) days after the same shall be due and payable.

          2. Tenant fails to perform or observe any term, condition, covenant or obligation required to be performed or observed by it under this Lease for a period of thirty (30) days after notice thereof from Landlord; provided, however, that if the term, condition, covenant or obligation to be performed by Tenant is of such nature that the same cannot reasonably be cured within thirty
               (30)days and if Tenant commences such performance or cure within said thirty (30)day period and thereafter diligently undertakes to complete the same, then such failure shall not be a default hereunder if it is cured within a reasonable time following Landlord's notice, but in no event later than sixty (60) days after Landlord's notice.

          3. If Tenant refuses to take possession of the demised premises as required pursuant to this Lease, vacates or abandons the demised premises for a period of sixty (60) days.

          4. A trustee or receiver is appointed to take possession of substantially all of Tenant's assets in, on or about the demised premises or of Tenant's interest in this Lease (and Tenant or any guarantor of Tenant's obligations under this Lease does not regain possession within sixty (60) days after such appointment); Tenant makes an assignment for the benefit of creditors; or substantially all of Tenant's assets in, on or about the demised premises or Tenant's interest in this Lease are attached or levied upon under execution (and Tenant does not discharge the same within sixty (60) days thereafter).

          5. A petition in bankruptcy, insolvency, or for reorganization or arrangement is filed by or against Tenant or any guarantor of Tenant's obligations under this Lease pursuant to any Federal or state statute, and, with respect to any such petition filed against it, Tenant or such guarantor fails to secure a stay or discharge thereof within sixty (60) days after the filing of the same.

          6. Any guarantor of Tenant's obligations under this Lease fails to observe any term, condition, covenant or obligation required to be performed or observed by such guarantor under any guaranty of this Lease.

(b) Landlord's Remedies: Upon the occurrence of any event of default, Landlord shall have the following rights and remedies, any one or more of which may be exercised without further notice to or demand upon Tenant:

          1. Landlord may re-enter the demised premises and cure any default of Tenant, in which event Tenant shall reimburse Landlord for any cost and expenses which Landlord may incur to cure such default; and Landlord shall not be liable to Tenant for any loss or damage which Tenant may sustain by reason of Landlord's action.

          2. Landlord may terminate this Lease or Tenant's right to possession under this Lease as of the date of such default, without terminating Tenant's obligation to pay rent due hereunder, in which event: (A) neither Tenant nor any person claiming under or through Tenant shall thereafter be entitled to possession of the demised premises, and Tenant shall immediately thereafter surrender the demised premises to Landlord; (B) Landlord may re-enter the demised premises and dispose Tenant or any other occupants of the demised premises by summary proceedings, ejectment or other legal means, and may remove their effects, without prejudice to any other remedy which Landlord may have for possession or arrearages in rent; and (C) notwithstanding a termination of this Lease (I) Landlord may recover from Tenant the present value of the balance of the rent which would have been due under this Lease for the balance of the term, including the percentage rent for the entire term less the present value of the fair rental value of the premises for such period (with said present values being determined using a 10% discount rate) together with all loss or damage which Landlord may sustain by reason of such termination and re-entry, or (II) Landlord may re-let all or any part of the demised premises for a term different from that which would otherwise have constituted the balance of the term of this Lease and for rent and on terms and conditions different from those contained herein, whereupon Tenant shall immediately be obligated to pay to Landlord as liquidated damages the difference between the rent provided for herein and that provided for in any lease covering a subsequent re-letting of the demised premises, for the period which would otherwise have constituted the balance of the term of this Lease, together with all of Landlord's costs and expenses for preparing the demised premises for re-letting, including all repairs, tenant finish improvements, broker's and attorney's fees, and all loss or damage which Landlord may sustain by reason of such termination, re-entry and re-letting, it being expressly understood and agreed that the liabilities and remedies specified in clauses (I) and (II) hereof shall survive the termination of this Lease. Tenant shall remain liable for payment of all rentals and other charges and costs imposed on Tenant herein, in the amounts, at the times and upon the conditions as herein provided. Landlord shall credit against such liability of the Tenant all amounts received by Landlord from such re-letting after first reimbursing itself for all costs incurred in curing Tenant's defaults and re-entering, preparing and refinishing the demised premises for re-letting, and re-letting the demised premises.

          3. Upon termination of this Lease pursuant to Section 33(b)2, Landlord may recover possession of the demised premises under and by virtue of the provisions of the laws of the State of Ohio, or by such other proceedings, including reentry and possession, as may be applicable.

          4. If the Tenant shall not remove all of Tenant's property from said demised premises, within thirty (30) days of having been requested to do so by the Landlord, as provided in this Lease, Landlord, at its option, may remove any or all of said property in any manner that Landlord shall choose and store same without liability for loss thereof, and Tenant will pay the Landlord, on demand, any and all expenses incurred in such removal and storage of said property for any length of time during which the same shall be in possession of Landlord or in storage, or Landlord may at its option, without notice, sell any or all of said property in such manner and for such price as the Landlord may deem best and apply the proceeds of such sale upon any amounts due under this Lease from the Tenant to the Landlord, including the expenses of removal and sale.

5.        [INTENTIONALLY DELETED]

          6. In the event of a breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if reentry, summary proceedings, and other remedies were not provided for herein. Mention in this Lease of any particular remedy shall not preclude Landlord from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of the demised premises by reason of the violation by Tenant of any of the covenants and conditions of this Lease or other use.

          7. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws, in the event of eviction or dispossession of Tenant by Landlord under any provision of this Lease. No receipt of monies by Landlord from or for the account of Tenant or from anyone in possession or occupancy of the demised premises after the termination of this Lease or after the giving of any notice shall reinstate, continue or extend the term of this Lease or affect any notice given to the Tenant prior to the receipt of such money, it being agreed that after the service of notice or the commencement of a suit, or after final judgment for possession of said demised premises, the Landlord may receive and collect any rent or other amounts due Landlord and such payment shall not waive or affect said notice, said suit or said judgment.

(c) Additional Remedies and Waivers: The rights and remedies of Landlord set forth herein shall be in addition to any other right and remedy now or hereinafter provided by law and/or equity and all such rights and remedies shall be cumulative and shall not be deemed inconsistent with each other, and any two or more or all of said rights and remedies may be exercised at the same time or at different times and from time to time without waiver thereof of any right or remedy provided or reserved to Landlord. No action or inaction by Landlord shall constitute a waiver of a default and no waiver of default shall be effective unless it is in writing, signed by the Landlord. (d) Interest on Past Due Obligations: All monetary amounts required to be paid by Tenant hereunder which are not paid on or before the due date thereof shall, from and after such due date, bear interest at the Interest Rate, and shall be due and payable by Tenant without notice or demand.

Section  34.   WAIVER OF SUBROGATION

     Landlord and Tenant, and all parties claiming under each of them, mutually release and discharge each other from all claims and liabilities arising from or caused by any casualty or hazard covered or required hereunder to be covered in whole or in part by insurance coverage required to be maintained by the terms of this Lease on the demised premises or in connection with the Office Warehouse Park or activities conducted with the demised premises, and waive any right of subrogation which might otherwise exist in or accrue to any person on account thereof. All policies of insurance required to be maintained by the parties hereunder shall contain waiver of subrogation provisions so long as the same are available. For purposes of this Section 34, Landlord shall be deemed to have been required to maintain property insurance on the improvement comprising the Office Warehouse Park under a Causes of Loss-Special Form policy (or the most broad property insurance form available) including, with respect to the

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

improvements comprising the Office Warehouse Park (other than the premises), the same coverages required of Tenant with respect to the premises as set forth in
Section 26(a).


Section 35. LIABILITY OF LANDLORD; EXCULPATION

(a) Except with respect to any damages resulting from the gross negligence or intentional acts of Landlord, its agents, or employees, Landlord shall not be liable to Tenant, its agents, employees, or customers for any damages, losses, compensation, accidents, or claims whatsoever. The foregoing notwithstanding, it is expressly understood and agreed that nothing in this Lease contained shall be construed as creating any liability whatsoever against Landlord personally, and in particular without limiting the generality of the foregoing, there shall be no personal liability to pay any indebtedness accruing hereunder or to perform any covenant, either express or implied, herein contained, or to keep, preserve or sequester any property of Landlord, and that all personal liability of Landlord, to the extent permitted by law, of every sort, if any, is hereby expressly waived by Tenant, and by every person now or hereafter claiming any right or security hereunder; and that so far as the parties hereto are concerned, the owner of any indebtedness or liability accruing hereunder shall look solely to the demised premises and the Office Warehouse Park for the payment thereof.

(b) If Tenant obtains a money judgment against Landlord, any of its officers, directors, shareholders, partners, or their successors or assigns under any provisions of or with respect to this Lease or on account of any matter, condition or circumstance arising out of the relationship of the parties under this Lease, Tenant's occupancy of the building containing the demised premises or Landlord's ownership of the Office Warehouse Park, Tenant shall be entitled to have execution upon any such final, unappealable judgment only upon Landlord's fee simple or leasehold estate in the Office Warehouse

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     Park (whichever is applicable) and not out of any other assets of Landlord, or any of its officers, directors, shareholders or partners, or their successor or assigns; and Landlord shall be entitled to have any such judgment so qualified as to constitute a lien only on said fee simple or leasehold estate.

Section 36.       RIGHTS CUMULATIVE

     Unless expressly provided to the contrary in this Lease, each and every one of the rights, remedies and benefits provided by this Lease shall be cumulative and shall not be exclusive of any other of such rights, remedies and benefits or of any other rights, remedies and benefits allowed by law.

Section 37.       MITIGATION OF DAMAGES

     Notwithstanding any of the terms and provisions herein contained to the contrary, Landlord and Tenant shall each have the duty and obligation to mitigate, in every reasonable manner, any and all damages that may or shall be caused or suffered by virtue of defaults under or violation of any of the terms and provisions of this Lease agreement committed by the other.

Section 38.       SIGNS

     No signs shall be placed on the demised premises by Tenant except as shall comply with all applicable governmental codes, sign criteria established by Landlord, and with the prior written consent of Landlord after sign drawings have been submitted to Landlord by Tenant, which consent shall not unreasonably be withheld. Tenant shall have the right to install its prototypical signage to the front of the demised premises as described on Exhibit "D" attached hereto and made a part hereof. Tenant shall not be entitled to any pylon, monument or other freestanding signage.

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

Section 39.       ENTIRE AGREEMENT

     This Lease shall constitute the entire agreement of the parties hereto; all prior agreements between the parties, whether written or oral, are merged herein and shall be of no force and effect. This Lease cannot be changed, modified, or discharged orally but only by an agreement in writing signed by the party against whom enforcement of the change, modification or discharge is sought.

Section 40.       LANDLORD'S LIEN

     In the event of default, Landlord shall have a lien for the performance of any and all obligations of Tenant upon Tenant's fixtures, equipment, machinery, goods, wares, merchandise and other personal property of Tenant located in the demised premises.

Section 41.       BINDING UPON SUCCESSORS

     The covenants, conditions, and agreements made and entered into by the parties hereto shall be binding upon and inure to the benefit of their respective heirs, representatives, successor and assigns.

Section 42.       HAZARDOUS SUBSTANCES

(a) During the term of this Lease, Tenant shall not suffer, allow, permit or cause the generation, accumulation, storage, possession, release or threat of release of any hazardous substance or toxic material, as those terms are used in the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, and any regulations promulgated thereunder, or any other present or future federal, state or local laws, ordinances, rules, and regulations. Tenant shall indemnify and hold Landlord harmless from any and all liabilities, penalties, demands, actions, costs and expenses (including without limitation reasonable attorney fees), remediation and response costs incurred or suffered by Landlord directly or indirectly arising due to the breach of Tenant's obligations set forth in this
     Section. Such indemnification shall survive expiration or earlier termination of this Lease for a period of two (2) years. At the expiration or sooner termination hereof, Tenant shall return the demised premises to Landlord in substantially the same condition as existed on the date of commencement hereof free of any hazardous substances in, on or from the demised premises.

(b) Prior to any renovation or demolition activities containing any asbestos containing materials or asbestos containing building materials, as defined by federal, state or local laws, ordinances, rules and regulations, which are the responsibility of Tenant hereunder, or in connection with any renovation or demolition by Tenant, Tenant shall notify Landlord at least thirty (30) days prior to commencing such renovation or demolition. Such notification shall include the scope of work to be performed and the schedule of the renovation or demolition. Tenant shall be responsible for compliance with all applicable asbestos and environmental regulations for its own employees and any other persons under their control or direction, including but not limited to employee training.


Section 43.       TRANSFER OF INTEREST

     If Landlord should sell or otherwise transfer its interest in the demised premises, upon an undertaking by the purchaser or transferee to be responsible for all the covenants and undertakings of Landlord, Tenant agrees that Landlord shall thereafter have no liability to Tenant under this Lease or any modifications or amendments thereof, or extensions thereof, except for such liabilities which might have accrued prior to the date of such sale or transfer of its interest by Landlord.

                                       42
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Section 44.       ACCESS TO PREMISES

     Landlord and its representatives shall have free access to the demised premises at all reasonable times for the purpose of: (a) examining the same or to make any alterations or repairs to the demised premises that Landlord may deem necessary for its safety or preservation; (b) exhibiting the demised premises for sale or mortgage financing; (c) during the last three (3) months of the term of this Lease, for the purpose of exhibiting the demised premises and putting up the usual notice "to rent" which notice shall not be removed, obliterated or hidden by Tenant, provided, however, that any such action by Landlord shall cause as little inconvenience as reasonably practicable and such action shall not be deemed an eviction or disturbance of Tenant nor shall Tenant be allowed any abatement of rent, or damages for an injury or inconvenience occasioned thereby.

Section 45.       HEADINGS

     The headings are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope or intent of this Lease.

Section 46.       NON-WAIVER

     No payment by Tenant or receipt by Landlord or its agents of a lesser amount than the rent in this Lease stipulated shall be deemed to be other than on account of the stipulated rent nor shall an endorsement or statement on any check or any letter accompanying any check or payment of rent be deemed an accord and satisfaction and Landlord or its agents may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

Section 47.       SHORT FORM LEASE

         This Lease shall not be recorded, but a short form lease, which describes the property herein demised, gives the term of this Lease and refers

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

to this Lease, shall be executed by the parties hereto, upon demand of either party and such short form lease may be recorded by Landlord or Tenant at any time either deems it appropriate to do so. The cost and recording of such short form lease shall belong to the requesting party.

Section 48.       SECURITY DEPOSIT

     Tenant has deposited with the Landlord the sum of Five Thousand and 00/100 Dollars ($5,000.00) as security for the performance by Tenant of every covenant and condition of this Lease. If Tenant shall default in respect of any covenant or condition of this Lease, including but not limited to the payment of rent, Landlord may apply the whole or any part of such security deposit to the payment of any sum in default or any other sum which Landlord may be required to spend by reason of Tenant's default. Tenant shall pay Landlord, on demand, the amount so applied which shall be added to the security deposit so the same will be restored to its original amount. Should the demised premises be conveyed by Landlord, the security deposit or any balance thereof may be turned over to Landlord's grantee, and if the same be turned over as aforesaid, Tenant hereby releases Landlord from any and all liability with respect to security deposit and its application or return, and Tenant agrees to look solely to such grantee for such application or return. Should Tenant comply with all of the covenants and conditions of this Lease, the security deposit or any balance thereof shall be returned to Tenant (or at the option of Landlord, to the last assignee of Tenant's interest in this Lease) at the expiration of the term hereof. Tenant shall not be entitled to any interest on the security deposit.

Section 49.       ESTOPPEL CERTIFICATES

     Each party agrees that at any time and from time to time on ten (10) days prior written request by the other, it will execute, acknowledge and deliver to the requesting party a statement in writing, stating that this Lease is unmodified and in full force and effect (or, if there have been modifications, stating the modifications, and that the Lease as so modified is in full force and effect), and the dates to which the rent and other charges hereunder have been paid, and such other information as may reasonably be requested, it being intended that any such statements delivered pursuant to this Section may be relied upon by any current or prospective purchaser of or any prospective holder of a mortgage or a deed of trust upon or any interest in the fee or any leasehold or by the mortgagee, beneficiary or grantee of any security or interest, or any assignee of any thereof or under any mortgage, deed of trust or conveyance for security purposes now or hereafter done or made with respect to the fee of or any leasehold interest in the demised premises. It is hereby understood and agreed that if either party shall fail to furnish the statement required to be furnished, as hereinbefore provided, within fifteen (15) days after the request therefor then such failure shall constitute an acknowledgement that the Lease (as modified, if same has been modified) is in full force and effect and that there have been no prepayments of rent by Tenant.

Section 50.       TENANT IMPROVEMENT ALLOWANCE

         DELETED BY INTENT.

Section 51.       NO BROKER

     Landlord and Tenant each represent to the other that they have not entered into any agreement or incurred any obligation in connection with this transaction which might result in the obligation to pay a brokerage commission to any broker other than Eric Shea, Managing Partner of Stavroff Commercial Ltd. Landlord shall pay a commission due to such broker in connection with this transaction pursuant to a separate written agreement between Landlord and such broker, and Landlord shall hold Tenant harmless in connection therewith. Each party shall indemnify and hold the other party harmless from and against any other claim or demand by any other broker or other person for bringing about this Lease who claims to have dealt with such indemnifying party, including all expenses incurred in defending any such claim or demand (including reasonable attorney's fees).

Section 52. UNAVOIDABLE DELAYS:

     In the event either party hereto (the "Delayed Party") shall be delayed or hindered in or prevented from the performance of any act required under this Lease by reason of strikes, lockouts, labor troubles, inability to procure materials, failure of power, the unforeseen application of restrictive governmental laws or regulations, riots, insurrection, war, injury due to weapons of mass destruction, acts of terrorism, bio-terrorism, or God, or other reason of a like nature not the fault of the Delayed Party in performing work or doing acts required under the terms of this Lease, then performance of such act shall be excused for the period of the delay, and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay, provided that the Delayed Party notified the other party within fifteen
(15) days of the Delayed Party being informed of the occurrence of the event causing such delay. The provisions of this Section 52 shall not operate to excuse either party from the payment of any rental or other monetary sums due under the terms of this Lease.

Section 53. TIMELY EXECUTION OF LEASE:

         DELETED BY INTENT.

Section 54.       ACCORD AND SATISFACTION

     No payment by Tenant or receipt by Landlord of a lesser amount than the entire rent and all other additional rents and charges hereunder shall be deemed to be other than payment on account of the earliest stipulated rent and other additional rents and charges hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment for rent or other additional rent and charges be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent and other additional rents and charges or pursue any other right or remedy available to the Landlord.

Section 55.       WAIVER OF JURY TRIAL

     The Landlord, Tenant any Guarantor(s) do hereby knowingly, voluntarily and intentionally waive the right to a trial by jury of any and all issues either now or hereinafter provided by law in any action or proceeding between the parties hereto, or their successors, arising directly or indirectly out of or in any way connected with this Lease or any of its provisions, the Tenant's use or occupancy of said premises and/or any claim for personal injury or property damage including, without limitation, any action to rescind or cancel this Lease, and any claim or defense asserting that this Lease was fraudulently induced or is otherwise void or voidable. It is intended that said waiver shall apply to any and all defenses, rights and/or counterclaims in any action or proceeding at law or in equity. This waiver is a material inducement for Landlord and Tenant to enter into this Lease.

Section 56.       Midterm tenant improvement allowance

     Tenant shall receive the sixty-first (61st), sixty-second (62nd) and sixty-third (63rd) month of the Lease Minimum Rent free as a contribution from the Landlord to make material replacement of carpet, paint, tile or any refurbishments the Tenant shall deem necessary.

         IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day(s) and year(s) written below.

LANDLORD:

Schottenstein Stores Corporation,
a Delaware corporation


BY:  /s/ Jay L. Schottenstein
     ---------------------------------------
         Jay L. Schottenstein
ITS:     Chairman


TENANT:

Salient Systems, Inc.


BY:  /s/ John S. Cooper
     ---------------------------------------

ITS: President and Chief Executive Officer
     ---------------------------------------

STATE OF OHIO     .........         :
                                            :        SS.
COUNTY OF FRANKLIN.........         :


     The foregoing instrument was acknowledged before me this ____ day of ________________, 2004 by Jay L. Schottenstein, Chairman of Schottenstein Stores Corporation, a(n) Delaware corporation, for and on behalf of said corporation.


                                           -------------------------------
                                            Notary Public






STATE OF _____________.....         :
                                            :        SS.
COUNTY OF ___________......         :

     The  foregoing  instrument  was  acknowledged  before  me this  ____ day of
________________,        2004,        by        _______________________________,
______________________ of Salient Systems, Inc. for and on behalf of said company.


                                            -------------------------------
                                             Notary Public
                                       48

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